SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):  August 15, 2001

FASHIONMALL.COM, INC.
(Exact Name of Registrant as Specified in Charter)

	Delaware                  00114981                  061544139

(State or Other Jurisdiction (CommissionFileNumber)      (I.R.S. Employer
Incorporation)	                   Identification No.)

575 Madison Avenue
New York, New York 10022
(Address of principal executive office and zip code)


Registrant's telephone number, including area code:
(212) 891-8075


ITEM 5. OTHER EVENTS.

On August 15, 2001, the Registrant publicly disseminated a press release announcing the expiration of its tender offer for up to 1,216,600 shares of its Common Stock. A copy of this press release of the Registrant is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)  Exhibits.


	99.1	Press Release, dated August 15, 2001, announcing the
expiration of Registrant's tender offer for up to 1,216,600 shares of its Common Stock.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FASHIONMALL.COM, INC.

	By:  /s/ Benjamin Narasin
	Name: Benjamin Narasin
	Title: Chairman and Chief Executive

Date: August 15, 2001


EXHIBIT INDEX

Exhibit
Number		            Description



99.1		Press Release, dated August 15, 2001, announcing the
expiration of Registrant's tender offer for up to 1,216,600 shares of its Common Stock.




Exhibit 99.1
PRESS RELEASE


August 15, 2001

Contact: Anne Marie Forehand
fashionmall.com, Inc.
(212) 891-8075

FASHIONMALL.COM ANNOUNCES EXPIRATION OF TENDER OFFER

NEW YORK, NEW YORK - fashionmall.com, Inc. (NASDAQ National Market: FASH) today announced the closing of its offer to purchase for cash up to 1,216,600 shares of its common stock. The offer expired on August 14, 2001, at midnight E.S.T.

As of midnight E.S.T. on August 14, 2001, the Depositary had received tenders with respect to 696,223 shares of Fashionmall's common stock. Fashionmall has accepted all of the tendered shares for payment.
Fashionmall anticipates depositing sufficient funds with the Depositary for payment of the shares on or about August 15, 2001.

fashionmall.com, Inc. operates multiple Internet properties within the fashion lifestyle segment and generates revenues from these properties by charging fees for the placement of either a store, links, advertising, content or other materials on the sites. Fashionmall's properties include www.fashionmall.com, a general fashion mall, www.outletmall.com, an online outlet mall, and www.boo.com, a global style guide for the Web. Fashionmall's clients, which typically pay a fixed or variable fee for site placements tied to the location and or amount of traffic they are exposed to, include traditional and on-line retailers and catalogs as well as manufacturers, magazines, and advertisers who desire to tap into our consumer traffic.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR A SOLICITATION OF AN OFFER TO SELL ANY SHARES OF FASHIONMALL.COM, INC.'S COMMON STOCK. THE OFFER IS BEING MADE SOLELY BY THE OFFER TO PURCHASE, WHICH HAS BEEN MAILED TO SHAREHOLDERS. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE COMPANY'S SCHEDULE TO, AS AMENDED, FILED WITH THE SEC IN CONNECTION WITH THIS TENDER OFFER, WHICH INCLUDES THE OFFER TO PURCHASE AND RELATED MATERIALS. THESE MATERIALS CONTAIN IMPORTANT INFORMATION, INCLUDING THE PRICING, TENDER AND DELIVERY PROCEDURES AND CONDITIONS TO THE OFFER. INVESTORS MAY OBTAIN COPIES OF THE COMPANY'S SCHEDULE TO FOR FREE FROM THE SEC AT THE SEC'S WEBSITE (WWW.SEC.GOV) OR FROM THE COMPANY'S INFORMATION AGENT FOR PURPOSES OF THIS TRANSACTION, AMERICAN STOCK TRANSFER & TRUST COMPANY, BY CALLING (877) 777-0800 X 6820 OR (718) 921-8200 X 6820 IF CALLING FROM NEW YORK CITY.


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